UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 15, 2019

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-36613	34-1585111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Middlefield Banc Corp. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on May 15, 2019 in Aurora, Ohio. Four proposals were voted upon at the Meeting, which were (1) the election of four (4) persons to serve as directors of the Company for a three-year term expiring at the 2022 Annual Meeting; (2) approving a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in its proxy statement; (3) an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers; and (4) the ratification of the selection of S. R. Snodgrass, P.C. as the independent registered public accountants for the fiscal year ending December 31, 2019. The proposals are described in detail in the Proxy Statement mailed to shareholders on or about April 4, 2019.

The results of the proposals appear below:

Proposal 1. Election of Directors for a three-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas G. Caldwell	1,812,001	83,144	541,323
Darryl E. Mast	1,807,606	87,539	541,323
William J. Skidmore	1,753,509	141,636	541,323
Carolyn J. Turk	1,804,241	90,904	541,323

Proposal 2. Non-binding advisory vote approving the compensation of the Company’s executive officers as disclosed in the proxy statement:

For	Against	Abstentions	Broker Non-Votes
1,440,032	418,014	37,099	541,323

Proposal 3. Non-binding advisory vote recommending the frequency of conducting a vote on the Company’s executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,601,129	115,439	136,953	41,624	541,323

At its organizational meeting after the annual meeting, the board of directors considered the results of the non-binding advisory vote concerning the frequency of the advisory vote on executive compensation. The board of directors decided at the organizational meeting that, until the next annual meeting at which the proposal concerning the frequency of the advisory vote on executive compensation is again required to be submitted to stockholders for a non-binding advisory vote, the proposal for a non-binding advisory vote to approve the compensation of executive officers will be submitted to stockholders every year.

Proposal 4. Ratification of the selection of S. R. Snodgrass, P. C. as independent registered public accountants.

For	Against	Abstentions	Broker Non-Votes
2,394,839	26,872	14,757	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: May 17, 2019	/s/ James R. Heslop, II	,
Executive Vice President and COO